SERVICE REQUEST                                                 Exhibit (e) (5)

                                                    INCOME ADVANTAGE SELECT/SM/

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                                                          AMERICAN GENERAL LIFE

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
INCOME ADVANTAGE SELECT/SM/ - FIXED OPTION
 .Division 301 - AGL Declared Fixed Interest                 MFS Variable Insurance Trust
  Account                                                     .Division 722/770-G - New Discovery
INCOME ADVANTAGE SELECT/SM/ - VARIABLE                        .Division 723/771-G - Research
DIVISIONS                                                    Neuberger Berman Advisers Management Trust
AIM Variable Insurance Funds                                  .Division 725/773-G - Mid-Cap Growth
(Invesco Variable Insurance Funds)                            .Division 724/772-G - Socially Responsive
 .Division 701/749-G - Invesco V.I. Global                   Oppenheimer Variable Account Funds
                       Real Estate                            .Division 726/774-G - Balanced
 .Division 700/748-G - Invesco V.I. International             .Division 727/775-G - Global Securities
                       Growth                                PIMCO Variable Insurance Trust
 .Division 745/793-G - Invesco Van Kampen V.I.                .Division 728/776-G - CommodityRealReturn/TM/
                       Growth and Income                                            Strategy
                                                              .Division 732/780-G - Global Bond (Unhedged)
The Alger Portfolios                                          .Division 729/777-G - Real Return
 .Division 702/750-G - Alger Capital Appreciation             .Division 730/778-G - Short-Term
 .Division 703/751-G - Alger Mid Cap Growth                   .Division 731/779-G - Total Return
American Century Variable Portfolios, Inc.                   Pioneer Variable Contracts Trust
 .Division 704/752-G - Value                                  .Division 733/781-G - Mid Cap Value
Credit Suisse Trust                                          Putnam Variable Trust
 .Division 705/753-G - U.S. Equity Flex I                     .Division 734/782-G - Diversified Income
Dreyfus Variable Investment Fund                              .Division 735/783-G - Small Cap Value
 .Division 706/754-G - International Value                   SunAmerica Series Trust
Fidelity Variable Insurance Products                          .Division 736/784-G - Aggressive Growth
 .Division 707/755-G - Asset Manager/SM/                      .Division 737/785-G - Balanced
 .Division 708/756-G - Contrafund(R)                         VALIC Company I
 .Division 709/757-G - Equity-Income                          .Division 738/786-G - International Equities
 .Division 710/758-G - Freedom 2020                           .Division 739/787-G - Mid Cap Index
 .Division 711/759-G - Freedom 2025                           .Division 740/788-G - Money Market I
 .Division 712/760-G - Freedom 2030                           .Division 741/789-G - Nasdaq-100(R) Index
 .Division 713/761-G - Growth                                 .Division 742/790-G - Science and Technology
 .Division 714/762-G - Mid Cap                                .Division 743/791-G - Small Cap Index
Franklin Templeton Variable Insurance Products Trust          .Division 744/792-G - Stock Index
 .Division 715/763-G - Franklin Small Cap                    Vanguard Insurance Fund
                       Value Securities                       .Division 746/794-G - High Yield Bond
 .Division 716/764-G - Mutual Shares Securities               .Division 747/795-G - REIT Index
Janus Aspen Series
 .Division 719/767-G - Enterprise
 .Division 717/765-G - Forty
JPMorgan Insurance Trust
 .Division 925/926-G - Core Bond
 .Division 721/769-G - International Equity

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AGLC103296                                                                                             Rev0610

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
AMERICAN GENERAL                                                                                     VARIABLE UNIVERSAL LIFE
Life Companies                                                                                     INSURANCE SERVICE REQUEST

                                                                                        COMPLETE AND RETURN THIS REQUEST TO:
                                                                                          Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                          PO Box 4880 Houston, TX. 77210-4880
                                                 (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 Fax: (713) 620-6653


[_]POLICY      1.         POLICY #:___________________________ Insured: _______________________________________
   IDENTIFICATION
   COMPLETE THIS          Address: ________________________________________ New Address (yes) (no)
   SECTION FOR
   ALL REQUESTS.          Primary Owner (If other than an insured). _____________________________

                          Address: ________________________________________New Address (yes) (no)

                          Primary Owner's S.S. No. or Tax I.D. No. ___________Phone
                          Number:(      )_____-____

                          Joint Owner (If applicable):________________________________________

                          Address: _______________________________________ New Address (yes) (no)

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[_]NAME CHANGE     2.     Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this section if
the name of one of the    Change Name From: (First, Middle, Last)     Change Name To: (First, Middle, Last)
Insured, Owner, Payor
or Beneficiary has        __________________________________________  __________________________________________
changed. (Please note,
this does not change the  Reason for Change: (Circle One)             Correction  Other (Attach copy of legal
Insured, Owner, Payor     Marriage Divorce                            proof)
or Beneficiary
designation).
------------------------------------------------------------------------------------------------------------------

[_]CHANGE IN    3.        INVESTMENT                   PREM %  DED %  INVESTMENT DIVISION           PREM %  DED %
   ALLOCATION             DIVISION
   PERCENTAGES

Use this section to       (301) AGL Declared Fixed
indicate how              Interest Account             _____   ____   MFS Variable Insurance Trust
premiums or monthly       AIM Variable Insurance
deductions are to be      Funds                                       (722/770-G) New Discovery*    ____    ____
allocated.                (Invesco Variable
Total allocation in each  Insurance Funds)                            (723/771-G) Research          ____    ____
column must equal         (701/749-G) Invesco V.I.                    Neuberger Berman Advisers Management
100%; whole numbers       Global Real Estate*                         Trust
only.                     (700/748-G) Invesco V.I.     ____    ____   (725/773-G) Mid-Cap Growth    ____    ____
                          International                               (724/772-G) Socially
                          Growth                                      Responsive                    ____    ____
                                                       ____    ____   Oppenheimer Variable
                                                                      Account Funds
                          (745/793-G) Invesco Van
                          Kampen V.I.                                 (726/774-G) Balanced          ____    ____
                                  Growth and                          (727/775-G) Global
                                   Income              ____    ____   Securities*                   ____    ____
                          The Alger Portfolios                        PIMCO Variable Insurance Trust
                                                                      (728/776-G)
                          (702/750-G) Alger                           CommodityRealReturn/TM/
                          Capital Appreciation         ____    ____             Strategy*           ____    ____
                          (703/751-G) Alger Mid                       (732/780-G) Global Bond
                                  Cap Growth           ____    ____             (Unhedged)          ____    ____
                          American Century Variable
                          Portfolios, Inc.                            (729/777-G) Real Return       ____    ____
                          (704/752-G) Value            ____    ____   (730/778-G) Short-Term        ____    ____
                          Credit Suisse Trust                         (731/779-G) Total Return      ____    ____
                          (705/753-G) U.S. Equity
                                  Flex I*              ____    ____   Pioneer Variable Contracts Trust
                          Dreyfus Variable
                          Investment Fund                             (733/781-G) Mid Cap Value     ____    ____
                          (706/754-G) International
                          Value*                       ____    ____   Putnam Variable Trust
                          Fidelity Variable Insurance                 (734/782-G) Diversified
                          Products                                    Income                        ____    ____
                          (707/755-G) Asset
                          ManagerSM                    ____    ____   (735/783-G) Small Cap Value*  ____    ____
                          (708/756-G) Contrafund(R)    ____    ____   SunAmerica Series Trust
                          (709/757-G) Equity-                         (736/784-G) Aggressive
                          Income                       ____    ____   Growth                        ____    ____
                          (710/758-G) Freedom 2020     ____    ____   (737/785-G) Balanced          ____    ____
                          (711/759-G) Freedom 2025     ____    ____   VALIC Company I
                                                                      (738/786-G) International
                          (712/760-G) Freedom 2030     ____    ____   Equities*                     ____    ____
                          (713/761-G) Growth           ____    ____   (739/787-G) Mid Cap Index     ____    ____
                          (714/762-G) Mid Cap          ____    ____   (740/788-G) Money Market I    ____    ____
                          Franklin Templeton
                          Variable Insurance                          (741/789-G) Nasdaq-100(R)
                          Products Trust                              Index                         ____    ____
                          (715/763-G) Franklin                        (742/790-G) Science and
                          Small Cap                                   Technology                    ____    ____
                          Value Securities*            ____    ____   (743/791-G) Small Cap Index*  ____    ____
                          (716/764-G) Mutual Shares
                          Securities                   ____    ____   (744/792-G) Stock Index       ____    ____
                                                                      Vanguard Variable Insurance
                          Janus Aspen Series                          Fund
                          (719/767-G) Enterprise       ____    ____   (746/794-G) High Yield Bond   ____    ____
                          (717/765-G) Forty            ____    ____   (747/795-G) REIT Index        ____    ____
                          JPMorgan Insurance Trust                    Other:____________            ____    ____
                          (925/926-G) Core Bond        ____    ____                                 100%    100%
                          (721/769-G) International
                          Equity*                      ____    ____
                          *If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider, this investment option is designated as a Restricted Fund.
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AGLC103296                                        Page 2 of 5                                     Rev0610
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
[_]MODE OF PREMIUM        4.  Indicate frequency and premium amount desired: $ _____ Annual   $_____
   PAYMENT/BILLING            Semi-Annual    $_____ Quarterly
   METHOD                     $_____ Monthly (Bank Draft Only)
   CHANGE

Use this section to           Indicate billing method desired: ______
change the billing            Direct Bill ______ Pre-Authorized Bank Draft
frequency and/or                        (attach a Bank Draft Authorization Form and "Void" Check)
method of premium
payment. Note,
however, that AGL will        Start Date:_____ / _____/ _____
not bill you on a direct
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

[_]LOST POLICY            5.  I/we hereby certify that the policy of insurance for the listed policy has been
   CERTIFICATE                _____ LOST _____ DESTROYED _____ OTHER.

Complete this section if      Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a
Certificate of Insurance
or duplicate policy to               _____ Certificate of Insurance at no charge
replace a lost or
misplaced policy. If a               _____ Full duplicate policy at a charge of $25
full duplicate policy is
being requested, a check      be issued to me/us. If the original policy is located, I/we will return the Certificate
or money order for $25        or duplicate policy to AGL for cancellation.
payable to AGL must be
submitted with this
request.

[_]DOLLAR COST            6.  Day of the month for transfers ____ (Choose a day of the month between 1-28)
   AVERAGING                  Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-
   (DCA) ($5,000              Annually ______ Annually
   MINIMUM                    DCA to be made from the following investment option: __________________
   BEGINNING                  Transfer: $ _____ _____ _____________ ($100 minimum, whole dollars only)
   ACCUMULATION
   VALUE)
An amount can be              (301) AGL Declared Fixed Interest       $ ________    MFS Variable Insurance Trust
systematically                Account
transferred from any one      AIM Variable Insurance Funds                          (722) New Discovery              $ ________
investment option and         (Invesco Variable Insurance Funds)                    (723) Research                   $ ________
directed to one or more       (701) Invesco V.I. Global Real          $ ________    Neuberger Berman Advisers
of the investment             Estate                                                Management Trust
options below. The            (700) Invesco V.I. International        $ ________    (725) Mid-Cap Growth             $ ________
AGL Declared Fixed            Growth
Interest Account is not       (745) Invesco Van Kampen V.I.           $ ________    (724) Socially Responsive        $ ________
available for DCA.            Growth and Income
Please refer to the           The Alger Portfolios                                  Oppenheimer Variable
prospectus for more                                                                 Account Funds
information on the DCA        (702) Alger Capital Appreciation        $ ________    (726) Balanced                   $ ________
option. NOTE: DCA is          (703) Alger Mid Cap Growth              $ ________    (727) Global Securities          $ ________
not available if the          American Century Variable                             PIMCO Variable Insurance
Automatic Rebalancing         Portfolios, Inc.                                      Trust
option or GMWB Rider          (704) Value                             $ ________    (728) CommodityRealReturn/TM/
have been chosen.                                                                   Strategy                         $ ________
                              Credit Suisse Trust                                   (732) Global Bond (Unhedged)     $ ________
                              (705) U.S. Equity Flex I                $ ________    (729) Real Return                $ ________
                              Dreyfus Variable Investment Fund                      (730) Short-Term                 $ ________
                              (706) International Value               $ ________    (731) Total Return               $ ________
                              Fidelity Variable Insurance Products                  Pioneer Variable Contracts
                                                                                    Trust
                              (707) Asset Manager/SM/                 $ ________    (733) MidCap Value               $ ________
                              (708) Contrafund/(R)/                   $ ________    Putnam Variable Trust
                              (709) Equity-Income                     $ ________    (734) Diversified Income         $ ________
                              (710) Freedom 2020                      $ ________    (735) Small Cap Value            $ ________
                              (711) Freedom 2025                      $ ________    SunAmerica Series Trust
                              (712) Freedom 2030                      $ ________    (736) Aggressive Growth          $ ________
                              (713) Growth                            $ ________    (737) Balanced                   $ ________
                              (714) Mid Cap                           $ ________    VALIC Company I
                              Franklin Templeton Variable                           (738) International Equities     $ ________
                              Insurance Products Trust
                              (715) Franklin Small Cap Value          $ ________    (739) Mid Cap Index              $ ________
                              Securities
                              (716) Mutual Shares Securities          $ ________    (740) Money Market I             $ ________
                              Janus Aspen Series                                    (741) Nasdaq-100/(R)/ Index      $ ________
                              (719) Enterprise                        $ ________    (742) Science and Technology     $ ________
                              (717) Forty                             $ ________    (743) Small Cap Index            $ ________
                              JPMorgan Insurance Trust                              (744) Stock Index                $ ________
                              (925) Core Bond                         $ ________    Vanguard Variable Insurance
                                                                                    Fund
                              (721) International Equity              $ ________    (746) High Yield Bond            $ ________
                                                                                    (747) REIT Index                 $ ________
                                                                                    Other:____________________       $ ________
                              ____ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC103296                                                         Page 3 of 5                                       Rev0610
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[__]  AUTOMATIC    7.              Indicate frequency:___ Quarterly ____Semi-Annually____Annually
      REBALANCING
($5,000 minimum accumulation             (DIVISION NAME OR NUMBER)                 (DIVISION NAME OR NUMBER)
value) Use this section to
apply for or make changes          ____%: ____________________________    ____%: __________________________
to Automatic Rebalancing
of the variable divisions.         ____%: ____________________________    ____%: __________________________
Please refer to the
prospectus for more                ____%: ____________________________    ____%: __________________________
information on the
Automatic Rebalancing              ____%: ____________________________    ____%: __________________________
Option.
Note: Automatic                    ____%: ____________________________    ____%: __________________________
Rebalancing is not
available if the                   ____%: ____________________________    ____%: __________________________
Dollar Cost Averaging
option has been chosen.            ____%: ____________________________    ____%: __________________________
Automatic Rebalancing is
required if the GMWB               ____%: ____________________________    ____%: __________________________
Rider has been chosen.
                                   ____%: ____________________________    ____%: __________________________

                                   ____%: ____________________________    ____%: __________________________

                                   ____%: ____________________________    ____%: __________________________

                                   ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.

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[__]  AUTHORIZATION     8.         I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-
    FOR TRANSACTIONS               service instructions, if elected, to transfer values among the Variable Divisions and AGL
Complete this section if           Declared Fixed Interest Account and to change allocations for future premium payments
you are applying for or            and monthly deductions.
revoking current telephone
or e-service privileges.           Initial the designation you prefer:
                                   _________ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
                                   _________Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                                   AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-
                                   service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                   ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                                   ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[__] CORRECT AGE     9.            Name of Insured for whom this correction is submitted:___________________________
Use this section to correct
the age of any person              Correct DOB: ______/________/________
covered under this
policy. Proof of the
correct date of birth
must accompany this
request.

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[__] TRANSFER OF     10.                             (DIVISION NAME OR NUMBER)   (DIVISION NAME OR NUMBER)
     ACCUMULATED VALUES
Use this section if you            Transfer $____or____% From _____________________to _______________________
want to transfer money
between divisions. The             Transfer $____or____% From _____________________to _______________________
minimum amount for
transfers is $500.00.              Transfer $____or____% From _____________________to _______________________
Withdrawals from the
AGL Declared Fixed                 Transfer $____or____% From _____________________to _______________________
Interest Account to a
Variable Division may              Transfer $____or____% From _____________________to _______________________
only be made within the 60
days after a policy                Transfer $____or____% From _____________________to _______________________
anniversary. See transfer
limitations outlined in            Transfer $____or____% From _____________________to _______________________
prospectus. If a transfer
causes the balance in any          Transfer $____or____% From _____________________to _______________________
division to drop below
$500, AGL reserves the             Transfer $____or____% From _____________________to _______________________
right to transfer the
remaining balance. Amounts         Transfer $____or____% From _____________________to _______________________
to be transferred
should be indicated in
dollar or percentage
amounts, maintaining
consistency throughout.

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
AGLC103296                                        Page 4 of 5                                             Rev0610
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
[__] REQUEST FOR   11.              _____ I request a partial surrender of $ ________or ______% of the net cash surrender value.
     PARTIAL SURRENDER/
     POLICY LOAN                    _____ I request a loan in the amount of $ ____________.
Use this section to apply for a
partial surrender from or           _____ I request the maximum loan amount available from my policy.
policy loan against policy
values. For detailed                Unless you direct otherwise below, proceeds are allocated according to the deduction
information concerning these        allocation percentages in effect, if available; otherwise they are taken pro-rata from the
two options please refer to         AGL Declared Fixed Interest Account and Variable Divisions in use.
your policy and its related
prospectus. If applying for a       __________________________________________________________________________________
partial surrender, be sure to
complete the Notice of              __________________________________________________________________________________
Withholding section of this
Service Request in addition         __________________________________________________________________________________
to this section.

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[__] NOTICE OF     12.              The taxable portion of the distribution you receive from your variable universal life
     WITHHOLDING                    insurance policy is subject to federal income tax withholding unless you elect not to have
Complete this section if you        withholding apply. Withholding of state income tax may also be required by your state of
have applied for a partial          residence. You may elect not to have withholding apply by checking the appropriate box
surrender in Section 11.            below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                    Check one: ______ I DO want income tax withheld from this distribution.

                                               ______ I DO NOT want income tax withheld from this distribution.

                                    IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF
                                    APPLICABLE).

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[__] AFFIRMATION/    13.            CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN
     SIGNATURE                      ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT
Complete this section for           SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE
ALL requests.                       CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                                    THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

                                    Dated at ____________________ this ______ day of_______________, __________.
                                            (City, State)

                                    _X____________________________________ X____________________________
                                      SIGNATURE OF OWNER                     SIGNATURE OF WITNESS

                                    _X____________________________________ X_____________________________
                                      SIGNATURE OF JOINT OWNER               SIGNATURE OF WITNESS

                                    _X____________________________________ X_____________________________
                                      SIGNATURE OF ASSIGNEE                  SIGNATURE OF WITNESS

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
AGLC103296                                        Page 5 of 5                                           Rev0610
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